SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         December 17, 1997
                                                         --------------


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    1-10726                    13-3585278
----------------------------       -----------              ----------------
(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)               File Number)            Identification No.)




230 Park Avenue, New York, New York                               10169
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code    (212) 584-4000



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                              Exhibit Index -- Page 6

                                Page 1 of 6 Pages




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Item 5.           Other Events.

         On December 17, 1997, WinStar Communications, Inc. (the "Company") and its wholly owned subsidiary WinStar Credit Corp. ("WCC" and, together with WinStar Communications, Inc., the "Sellers") entered into a Purchase Agreement ("Purchase Agreement") with Salomon Brothers Inc and Credit Suisse First Boston Corporation ("Initial Purchasers"), pursuant to which the Company and WCC agreed to sell to the Initial Purchasers an aggregate of 165,000 shares and 10,000 shares, respectively of the Company's Series C 14 1/4% Senior Cumulative Exchangeable Preferred Stock ("Exchangeable Preferred Stock") for an aggregate purchase price of $175 million. The sale of the Securities was consummated on December 22, 1997 ("Closing Date"). The Initial Purchasers resold the Exchangeable Preferred Stock in a Rule 144A institutional private placement ("Preferred Stock Placement").

         A portion of the net proceeds of the Preferred Stock Placement was used to prepay $62.25 million of indebtedness (plus interest thereon) incurred by the Company in connection with its recent acquisition of assets from US ONE Communications Corp. in October 1997. The balance of the proceeds is intended to be used to acquire substantially all of the assets and business of MIDCOM Communications Inc. and certain of its subsidiaries for a purchase price of approximately $92 million, assuming such acquisition is consummated, of which there is no assurance, and for working capital and general corporate purposes.

         Dividends on the Exchangeable Preferred Stock will accrue from the date of issuance at the rate of 14 1/4% of the Accumulated Amount (as defined in the Certificate of Designation authorizing the Exchangeable Preferred Stock) per annum, compounded semiannually on each June 15 and December 15, but will not be payable in cash, except as set forth in the next sentence. Commencing on the first June 15 or December 15 (each a "Dividend Payment Date") which is at least six months after the later of December 15, 2002, and the date all obligations under each of the Company's outstanding indentures shall have been satisfied in full (the "Specified Debt Satisfaction Date") (the "Cash Payment Date"), dividends on the Exchangeable Preferred Stock will be payable in cash at a rate per annum equal to 14 1/4% of the Accumulated Amount as of the Dividend Payment Date preceding such date. In the event that the Specified Debt Satisfaction Date shall not have occurred before December 15, 2002, the rate otherwise applicable to the Exchangeable Preferred Stock shall be increased by 150 basis points from December 15, 2002, until the Dividend Payment Date falling on or after the Specified Debt Satisfaction Date.

         The Exchangeable Preferred Stock will not be redeemable prior to December 15, 2002. On or after December 15, 2002, the Exchangeable Preferred Stock is redeemable at the option of the Company, at the following redemption prices (expressed as percentages of the Accumulated Amount thereof), plus accumulated and unpaid dividends, if any (including an amount in cash equal to a prorated dividend for any partial dividend period), on such Accumulated Amount if redeemed during the 12-month period commencing on December 15 of the years set forth below:

  Period                                                        Redemption
                                                                  Price
  --------                                                     ------------
   2002..........................................................107.125%
   2003..........................................................105.344%
   2004..........................................................103.563%
   2005..........................................................101.781%
   2006 and thereafter...........................................100.000%

         The Company is required to redeem the Exchangeable Preferred Stock on December 15, 2007, at a redemption price equal to 100% of the Accumulated Amount thereof plus accumulated and unpaid dividends, if any, to the date of redemption.




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         On any scheduled  Dividend  Payment Date  following the Specified  Debt
Satisfaction Date, the Company may, at its option, exchange all but not less than all of the shares of Exchangeable Preferred Stock then outstanding for the Company's 14 1/4% Senior Subordinated Deferred Interest Notes Due 2007 (the
"Exchange   Debentures")  in  an  Accumulated  Amount  equal  to  the  aggregate
Accumulated Amount of the shares of Exchangeable Preferred Stock outstanding at the time of such exchange, plus accumulated and unpaid dividends to the date of exchange. Until the Cash Payment Date, interest on the Exchange Debentures will accrue at a rate of 14 1/4% of the Accumulated Amount per annum and will be compounded semiannually on each June 15 and December 15 (each an "Interest Payment Date") but will not be payable in cash except as set forth in the next sentence. Commencing on the first Interest Payment Date following the later of the date the Company exchanges the Exchangeable Preferred Stock for Exchange Debentures (the "Exchange Date") or the Cash Payment Date, interest will be payable in cash at a rate per annum equal to 14 1/4% of the Accumulated Amount as of the Exchange Date. Interest on the Accumulated Amount of each Exchange Debenture as of the Exchange Date will be paid semiannually on each June 15 and December 15 of each year, after the Exchange Date. The Exchange Debentures will, if issued, be unsecured, senior subordinated obligations of the Company, subordinated in right of payment to all Senior Indebtedness of the Company and to all indebtedness and other liabilities (including trade payables) of the Company's subsidiaries.

         The Company and the Initial Purchasers also entered into a Registration Rights Agreement, dated December 17, 1997, pursuant to which the Company is obligated to file a registration statement under the Securities Act of 1933, as amended (the "Act"), or, under certain circumstances, a shelf registration statement, registering additional shares of Exchangeable Preferred Stock ("Exchange Securities") to be exchanged for the Exchangeable Preferred Stock issued in the Preferred Stock Placement ("Registered Exchange Offer"), and to use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission ("SEC") on or prior to June 20, 1998.

         In the event that applicable interpretations of the staff of the Securities and Exchange Commission (the "SEC") do not permit the Company to effect the Registered Exchange Offer, or if for any other reason such Registered Exchange Offer is not consummated within 180 days of the date of the Registration Rights Agreement, or if the Initial Purchasers so request with respect to Exchangeable Preferred Stock, not eligible to be exchanged for Exchange Securities in such Registered Exchange Offer, or if any holder of Exchangeable Preferred Stock is not eligible to participate in such Registered Exchange Offer or does not receive freely tradeable Exchange Securities in such Registered Exchange Offer, the Company will, at its cost, (a) as promptly as practicable, file a shelf registration statement (a "Shelf Registration Statement") covering resales of the Exchangeable Preferred Stock or Exchange Securities, as the case may be, (b) use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act and (c) keep the Shelf Registration Statement effective until the time when the Exchangeable Preferred Stock or Exchange Securities covered by the Shelf Registration Statement can be sold pursuant to Rule 144A without any limitations under clauses (c), (e), (f) and (h) of Rule 144.

         If (i) by February 5, 1998, neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed with the SEC; (ii) by June 20, 1998, neither the Registered Exchange Offer is consummated nor the Shelf Registration Statement is declared effective; or (iii) after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective, such Registration Statement thereafter ceases to be effective or such Registration Statement or the related prospectus ceases to be useable (subject to certain exceptions) in connection with resales of the Exchangeable Preferred Stock or Exchange Securities, as the case may be, in accordance with and during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (i) through (iii) a "Registration Default"), additional dividends or interest, as the case may be, will accrue on the Exchangeable Preferred Stock or the Exchange Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration



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Defaults have been cured. Such additional dividends or interest will accrue at a rate per annum equal to .50% of the Accumulated Amount of such Exchangeable Preferred Stock or Exchange Securities.

         On December 17, 1997, the Company issued a press release announcing the execution of the Purchase Agreement and the transactions contemplated thereby. On December 22, 1997, the Company issued a press release announcing the consummation of the Preferred Stock Placement. Copies of such press releases are annexed hereto as exhibits.





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



                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 22, 1997                      WINSTAR COMMUNICATIONS, INC.
                                              ----------------------------
                                                     (Registrant)


                                               /s/ Frederic E. Rubin
                                                   Frederic E. Rubin
                                                   Vice President and Treasurer




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


                                  EXHIBIT INDEX


Exhibit Number                      Description

         10.1                       Purchase Agreement

         10.2                       Amendment to the Purchase Agreement

         10.3 Certificate of Designations, Rights and Preferences of 14 1/4% Series C Senior Cumulative Exchangeable Preferred Stock
                                    Due 2007 with Form of Exchangeable Preferred
                                    Stock Certificate annexed thereto

         10.4                       Registration Rights Agreement

         99.1                       Press Release, dated December 17, 1997

         99.2                       Press Release, dated December 22, 1997



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